Capital	12 Months Ended
Dec. 31, 2020
Disclosure of notes and other explanatory information [Abstract]
Capital	Capital
TransAlta’s capital is comprised of the following:

As at Dec. 31	2020	2019	Increase/ (decrease)
Long-term debt(1)	3,361	3,212	149
Exchangeable securities	730	326	404
Equity
Common shares	2,896	2,978	(82)
Preferred shares	942	942	—
Contributed surplus	38	42	(4)
Deficit	(1,826)	(1,455)	(371)
Accumulated other comprehensive income	302	454	(152)
Non-controlling interests	1,084	1,101	(17)
Less: available cash and cash equivalents(2)	(703)	(411)	(292)
Less: principal portion of restricted cash on TransAlta OCP bonds(3)	(11)	(10)	(1)
Less: fair value asset of hedging instruments on long-term debt(4)	(2)	(7)	5
Total capital	6,811	7,172	(361)
(1) Includes lease liabilities, amounts outstanding under credit facilities, tax equity liabilities and current portion of long-term debt.
(2) The Corporation includes available cash and cash equivalents as a reduction in the calculation of capital, as capital is managed internally and evaluated by management using a net debt position.  In this regard, these funds may be available and used to facilitate repayment of debt.
(3) The Corporation includes the principal portion of restricted cash on TransAlta OCP bonds because this cash is restricted specifically to repay outstanding debt.
(4) The Corporation includes the fair value of economic and designated hedging instruments on debt in an asset, or liability, position as a reduction, or increase, in the calculation of capital, as the carrying value of the related debt has either increased, or decreased, due to changes in foreign exchange rates.

The Corporation’s overall capital management strategy and its objectives in managing capital are as follows:
A. Maintain a Strong Financial Position
The Corporation operates in a long-cycle and capital-intensive commodity business, and it is therefore a priority to maintain a strong financial position that enables the Corporation to access capital markets at reasonable interest rates.
Maintaining a strong balance sheet also allows its commercial team to contract the Corporation’s portfolio with a variety of counterparties on terms and prices that are favourable to the Corporation’s financial results and provides the Corporation with better access to capital markets through commodity and credit cycles. The Corporation has an investment-grade credit rating from DBRS (stable outlook). During 2020, Moody's reaffirmed its issuer rating of Ba1 with a stable outlook; DBRS reaffirmed the Corporation’s Unsecured Debt rating and Medium-Term Notes rating of BBB (low), the Preferred Shares rating of Pfd-3 (low) and Issuer Rating of BBB (low) with a stable outlook; and Standard and Poor’s reaffirmed the Corporation’s Unsecured Debt rating and Issuer Rating of BB+ with stable outlook. The Corporation remains focused on strengthening its financial position and cash flow coverage ratios. Credit ratings provide information relating to the Corporation's financing costs, liquidity and operations and affect the Corporation's ability to obtain short-term and long-term financing and/or the cost of such financing.
Key rating agencies assess TransAlta’s credit rating using a variety of methodologies, including financial ratios. The methodologies and ratios used by rating agencies to assess our credit rating are not publicly disclosed. We have developed our own definitions of ratios and targets to help evaluate the strength of our financial position. These metrics and ratios are not defined under IFRS and may not be comparable to those used by other entities or by rating agencies. These ratios are summarized in the table below:

As at Dec. 31	2020	2019	Target
Funds from operations before interest to adjusted interest coverage (times)	4.2	4.5	4 to 5
Adjusted funds from operations to adjusted net debt (%)	18.3	19.0	20 to 25
Adjusted net debt to adjusted comparable earnings before interest, taxes, depreciation and amortization (times)	3.9	3.9	3.0 to 3.5
Deconsolidated net debt to deconsolidated comparable EBITDA (times)	4.6	4.2	2.5 to 3.0

Funds from Operations (“FFO”) before Interest to Adjusted Interest Coverage is calculated as FFO less the termination payments for the Sundance B and C PPAs plus interest on debt, exchangeable securities and lease liabilities (net of capitalized interest) divided by interest on debt, exchangeable securities and lease liabilities (net of capitalized interest) plus 50 per cent of dividends paid on preferred shares. The exchangeable preferred shares (see Note 25) are considered equity with dividend payments for credit purposes. FFO is calculated as cash flow from operating activities before changes in working capital and is adjusted for transactions and amounts that the Corporation believes are not representative of ongoing cash flows from operations. The Corporation’s goal is to maintain this ratio in a range of four to five times.

Adjusted FFO to Adjusted Net Debt is calculated as FFO less the termination payments for the Sundance B and C PPAs less 50 per cent of dividends paid on preferred shares divided by adjusted net debt (current and long-term debt plus exchangeable securities plus 50 per cent of outstanding preferred shares less available cash and cash equivalents less principal portion of TransAlta OCP restricted cash and including fair value assets of hedging instruments on debt). The exchangeable preferred shares (see Note 25) are considered equity with dividend payments for credit purposes. The Corporation’s goal is to maintain this ratio in a range of 20 to 25 per cent.

Adjusted Net Debt to Adjusted Comparable EBITDA is calculated as adjusted net debt divided by adjusted comparable EBITDA. Adjusted comparable EBITDA is calculated as earnings before interest, taxes, depreciation and amortization and is adjusted for transactions and amounts that the Corporation believes are not representative of ongoing business operations as well as the termination payments for the Sundance B and C PPAs. The exchangeable preferred shares (see Note 25) are considered equity with dividend payments for credit purposes. The Corporation’s goal is to maintain this ratio in a range of 3.0 to 3.5 times.

Deconsolidated net debt to deconsolidated comparable EBITDA is calculated as deconsolidated net debt (long-term debt, lease liabilities and exchangeable debentures including current portion and fair value (asset) liability of hedging instruments on debt plus 50 per cent issued preferred shares less cash and cash equivalents less principal portion of TransAlta OCP restricted cash less TransAlta Renewables long-term debt and lease liabilities including current portion less tax equity financing) divided by deconsolidated comparable EBITDA (comparable EBITDA less TransAlta Renewables comparable EBITDA less TA Cogen comparable EBITDA plus dividends received from TransAlta Renewables plus dividends received from TA Cogen). The exchangeable preferred shares (see Note 25) are considered equity with dividend payments for credit purposes. The Corporation's goal is to maintain this ratio in a range of 2.5 to 3.0 times.

At times, the credit ratios may be outside of the specified ranges while the Corporation executes its conversion to gas and growth strategy, but we remain focused on maintaining a strong balance sheet.

Management routinely monitors forecasted net earnings, cash flows, capital expenditures and scheduled repayment of debt with a goal of meeting the above ratio targets and to meet dividend and PP&E expenditure requirements.

B. Ensure Sufficient Cash and Credit is Available to Fund Operations, Pay Dividends, Distribute Payments to Subsidiaries’ Non-Controlling Interests, Invest in PP&E and Make Acquisitions
For the years ended Dec. 31, 2020 and 2019, cash inflows and outflows are summarized below. The Corporation manages variations in working capital using existing liquidity under credit facilities.

Year ended Dec. 31	2020	2019	Increase (decrease)
Cash flow from operating activities	702	849	(147)
Change in non-cash working capital	(89)	(121)	32
Cash flow from operations before changes in working capital	613	728	(115)
Dividends paid on common shares	(47)	(45)	(2)
Dividends paid on preferred shares	(39)	(40)	1
Distributions paid to subsidiaries’ non-controlling interests	(97)	(106)	9
Property, plant and equipment expenditures	(486)	(417)	(69)
Inflow (outflow)	(56)	120	(176)

TransAlta maintains sufficient cash balances and committed credit facilities to fund periodic net cash outflows related to its business. At Dec. 31, 2020, $1.5 billion (2019 — $1.3 billion) of the Corporation’s credit facilities were fully available.

From time to time, TransAlta accesses capital markets, as required, to help fund some of these periodic net cash outflows, to maintain its available liquidity, and to maintain its capital structure and credit metrics within targeted ranges.